Exhibit 10.31

THE NEIMAN MARCUS GROUP, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

ISSUED PURSUANT TO 1997 INCENTIVE PLAN

THIS AGREEMENT is made as of the           day of            , 20   , by and between THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Corporation”), and                         , an employee of the Corporation or one of its subsidiaries (the “Optionee”).

Recitals:

1.             On January 17, 1997, the Corporation adopted for the benefit of key employees The Neiman Marcus Group, Inc. 1997 Incentive Plan (the “Plan”), and the Plan was approved by its stockholders on that date.

2.             The Plan is administered by the Compensation Committee (the “Committee”) of the Corporation’s Board of Directors (the “Board”).

3.             The Committee has selected the Optionee to participate in the Plan by the grant of a stock option which it is understood and agreed will not qualify as an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

Agreement:

For and in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, it is agreed as follows:

1.             Grant of Option.  The Corporation hereby grants to the Optionee a non-qualified stock option (the “Option”) to purchase up to                 shares (the “Shares”) of its Class A Common Stock, par value $.01 per share (“Common Stock”) at $                  per share, being equal to 100% of the fair market value of one share of Common Stock on the date hereof.  The Optionee’s right to purchase the Shares shall be exercised in the manner and subject to the terms and conditions hereinafter provided.  The Corporation shall, at all times while the Option is in force, reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

2.             Time of Exercise of the Option.  During the first three years the Option is outstanding it may not be exercised with respect to any of the Shares, except to the extent provided under the Plan in the event of a Change of Control of the Corporation.  Subject to the provisions of Sections 4 and 5 of this Agreement, during the fourth year and thereafter the Option may be exercised as to all or any of the Shares, less the number of Shares previously purchased thereunder, but it shall not be exercisable after the expiration of six years from the date hereof.

3.             Method of Exercise.  Shares purchased under the Option shall at the time of exercise be paid for in full.  The Option may be exercised from time to time by written notice to the Corporation stating the number of Shares with respect to which the Option is being exercised, and the time of the delivery thereof, which time shall be at least 15 days after the giving of such notice unless an earlier date shall have been mutually agreed upon.  At the time specified in such notice, the Corporation shall deliver to the Optionee (or other person entitled to exercise the Option) at the main office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares out of theretofore authorized but unissued shares of Common Stock or reacquired shares of Common Stock, as the Corporation may elect, against payment of the Option price in full for the number of Shares to be delivered by certified or bank cashier’s check or the equivalent thereof acceptable to the Corporation (including, but not limited to, shares of capital stock of the Corporation); provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange.  If the Optionee (or other person entitled to exercise the Option) fails to accept delivery of and pay for all or any part of the number of Shares specified in such notice upon tender or delivery thereof, his or her right to exercise the Option with respect to such undelivered Shares may be terminated by the Committee.

4.             Termination of Employment; Retirement.

(a)           Subject to the last paragraph of this Section 4(a), the Optionee or a Permitted Transferee (as defined in Section 11) or Transferees, if any, may, at any time within three months after the date of termination of the Optionee’s employment with the Corporation and its subsidiaries, but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination; provided that the Optionee or the Permitted Transferee or Transferees, if any, shall not be deemed to be so entitled on the date of termination if the Committee shall find that the Optionee’s employment was terminated for Cause or because of any activity on the Optionee’s part in competition with, or detrimental to, the Corporation or any of its subsidiaries or that the Optionee terminated such employment of the Optionee’s own volition in order to engage or because the Optionee had engaged in such activity (in any such case, a “Cause Termination”).  If the Option or any portion of the Option is not so exercised, or if the Optionee shall be deemed not to be entitled to exercise it, the Option or unexercised portion thereof shall terminate.  However, the Option shall not be affected by any change in the duties or position of the Optionee (including transfer to or from a subsidiary) so long as the Optionee continues in the employ of the Corporation or one of its subsidiaries.

For purposes of this Agreement, “Cause” shall mean, in the Committee’s reasonable judgment, (i) a breach of duty by Optionee in the course of his or her employment involving fraud, acts of dishonesty (other than inadvertent acts or omissions), disloyalty, or moral turpitude, (ii) conduct that is materially detrimental to the Corporation or any of its subsidiaries, monetarily or otherwise, or reflects unfavorably on the Corporation or any of its subsidiaries or Optionee, (iii) Optionee’s failure to comply with or enforce the Corporation’s or any of its subsidiaries’ policies concerning equal employment opportunity, including engaging in sexually or otherwise harassing conduct, (iv) Optionee’s repeated insubordination or failure to comply with or enforce other personnel policies of the Corporation or any of its subsidiaries, (v) Optionee’s failure to devote his or her full working time and best efforts to the performance of his or her responsibilities to the Corporation or its subsidiaries, or (vi) Optionee’s conviction of or entry of a plea agreement or consent decree or similar arrangement with respect to, a felony, other serious criminal offense, or any violation of federal or state securities laws; provided, however, that with respect to items (iv) and (v), Optionee has been provided prior written notice of the failure and afforded a reasonable opportunity to correct.

In the event of the death or Eligible Retirement, as defined in Section 4(b), of the Optionee, the Option may be exercised beyond three months after the date of termination of employment.  The time during which the Option may be exercised in the case of an Eligible Retirement is described in Section 4(b), and the time during which the Option may be exercised in the event of the death of the Optionee is described in Section 5.  The Optionee’s death or Eligible Retirement shall be the only circumstances that shall result in an extension of the exercise period beyond three months after the date of the Optionee’s termination of employment with the Corporation and its subsidiaries, regardless of whether such termination is voluntary or involuntary or for reasons of disability or otherwise.

(b)           The Optionee or the Permitted Transferee or Transferees, if any, may, at any time within twelve months after the date of the Optionee’s Eligible Retirement from the Corporation or any of its subsidiaries, but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of Eligible Retirement.  If the Option or any portion of the Option is not so exercised, or if the Optionee or the Permitted Transferee or Transferees, if any, shall be deemed not to be entitled to exercise it, the Option or unexercised portion thereof shall terminate.  As used herein, “Eligible Retirement” shall mean the termination of the Optionee’s employment with the Corporation or any of its subsidiaries on or after the date as of which the Optionee (i) is eligible for a normal retirement benefit on account of reaching normal retirement age under the terms of The Neiman Marcus Group, Inc. Retirement Plan (or a successor plan); or (ii) is not less than age 55 and has not less than twenty (20) years of vesting or credited service under the terms of The Neiman Marcus Group, Inc. Retirement Plan (or a successor plan); provided that the Optionee’s termination of employment shall not be an “Eligible Retirement” if the Committee shall find that the Optionee was terminated on account of a “Cause Termination” as defined in Section 4(a).

(c)           Nothing in the Plan or in this Agreement shall (i) confer on the Optionee any right to continue in the employ of the Corporation or any of its subsidiaries; (ii) affect the right of the Optionee or the Corporation or any of its subsidiaries to terminate the employment relationship at any time; (iii) be deemed a waiver or modification of any provision contained in any agreement between the Optionee and the Corporation or any of its subsidiaries; (iv) be construed as part of Optionee’s entitlement to remuneration or benefit pursuant to a contract of employment or otherwise or as compensation for past services rendered; (v) afford Optionee any rights or additional rights to compensation or damages in consequence of the loss or termination of his or her office, employment, or service with the Corporation or any of its subsidiaries; or (vi) entitle Optionee to any compensation or damages for any loss or potential loss which he or she may suffer by reason of being or becoming unable to exercise the Option in consequence of the loss or termination of his or her office, employment, or services with the Corporation or any of its subsidiaries.  A cessation of the Optionee’s employment by reason of a leave of absence of not more than six months approved by the Corporation shall not be deemed a termination of employment.

5.             Exercise by Representative, Etc.

(a)           If the Optionee dies while in the employ of the Corporation or one of its subsidiaries and while this Option remains outstanding without having previously been exercised in full, the person or persons to whom the Option is transferred by will or the laws of descent and distribution (the “Representative”), or the Permitted Transferee or Transferees, if any may at any time within twelve months after the date of death, but not later than the date of expiration of the Option provided in Section 3, exercise any remaining unexercised portion of the entire Option, including those Shares that have not yet become exercisable pursuant to Section 3.

(b)           If the Optionee dies within three months after his or her termination of employment (other than a termination as the result of Eligible Retirement as defined in Section 4(b)) at a time when all or a portion of this Option remains outstanding and exercisable without having previously been exercised in full, the Representative, or the Permitted Transferee or Transferees, if any, may at any time within twelve months after the date of death, but not later than the date of expiration of the Option, exercise any remaining unexercised portion of this Option but only to the extent the Optionee was entitled to do so on the date of death.

(c)           If the Optionee dies within twelve months after termination of employment as the result of an Eligible Retirement as defined in Section 4(b) at a time when all or a portion of this Option remains outstanding and exercisable without having previously been exercised in full, the Representative, or the Permitted Transferee or Transferees, if any, may, at any time during the period ending on the later of (i) twelve months after the date of Eligible Retirement or (ii) three months after the date of death, but not later than the date of expiration of the Option provided in Section 3, exercise any remaining unexercised portion of this Option but only to the extent the Optionee was entitled to do so on the date of death.

If the Option or any portion of the Option of the deceased Optionee is not so exercised within the above time limits, it shall terminate.

6.             Restrictions on Transferability of Option.  The Option shall not be transferred except to one or more Permitted Transferees, or except by will or the laws of descent and distribution, nor may it be otherwise assigned, transferred, pledged, hypothecated or disposed of in any way (by operation of law or otherwise) and it shall not be subject to execution, attachment or similar process.  The Option may be exercised only by the Optionee, by a Permitted Transferee, or by the Optionee’s or Permitted Transferee’s duly appointed guardian or personal representative.  The Optionee may transfer all or part of the Option to one or more Permitted Transferees at any time prior to the exercise of the Option in full.  Upon any such transfer, a Permitted Transferee shall succeed and be subject, to the extent of the Option or part of the Option so transferred and the Shares covered thereby, to all of Optionee’s rights, promises, restrictions and obligations hereunder.  A Permitted Transferee to whom all or a portion of the Option is transferred may transfer such portion (or any part thereof) to another person or entity who or which is a Permitted Transferee with respect to the Optionee.

The Corporation shall be entitled to treat the Option as belonging to the Optionee unless the Optionee or a Permitted Transferee, as the case may be, shall inform the Secretary of the Corporation, in writing, of the identity of any Permitted Transferee or Transferees, and the Secretary, after consultation with legal counsel if the Secretary deems it appropriate, has concluded that all legal requirements in connection with the transfer of the Option have been satisfied.

7.             Changes in Common Stock.  In the event of any reorganization, recapitalization, stock split, stock dividend, merger, consolidation, combination of shares or other change affecting the Common Stock, the Committee shall make such adjustments as it may deem appropriate in the number and kind of securities to be subject to the Option.  Any such adjustment made by the Committee shall be conclusive.

8.             Restriction on Issuance of Shares.  The Corporation shall not be obligated to sell or issue any Shares pursuant to the Option unless the offering and sale of such Shares have at that time been effectively registered or are exempt from registration under the Securities Act of 1933, as amended, and all applicable state securities laws.

9.             Rights as a Stockholder.  The Optionee and all Permitted Transferees shall have no rights as a stockholder with respect to any Shares until the date of issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

10.           Withholding.  The Corporation or any subsidiary that employs the Optionee shall have the right to deduct any sums that federal, state or local tax law requires to be withheld with respect to the exercise of the Option.  If the Option or any portion thereof is transferred to a Permitted Transferee, the tax withholding obligations with respect to such Option or portion thereof shall remain with the Optionee.  In the alternative, the Optionee or other person exercising the Option may elect to pay such sums to the employer corporation either by check or with capital stock of the Corporation by delivering written notice to the Secretary of the employer corporation no less than 30 days nor more than 60 days prior to exercise.  There is no obligation hereunder that the Optionee be advised of the amount the employer corporation will be required to withhold.

11.           Interpretation of Plan and Option.  This Agreement is being entered into pursuant to the Plan and shall be governed in all respects by the terms and provisions of the Plan, which are incorporated herein by this reference.  In the case of any inconsistency between the Plan and this Agreement, the Plan provisions shall control.  Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings given them in the Plan.  As used herein the term “employee” shall mean an employee of the Corporation or of any subsidiary of the Corporation, and members of the Board, and the term “subsidiary of the Corporation” shall mean a subsidiary corporation as defined in Section 424 of the Internal Revenue Code of 1986, as amended; provided that with respect to an Optionee who is a member of the Board but not an employee of the Corporation or of any subsidiary of the Corporation, references herein to such Optionee’s “employment” in respect of the

Corporation or one of its subsidiaries shall be deemed to refer to such Optionee’s service on the Board.  As used herein the term “Permitted Transferee” shall mean the child (natural or adopted) or grandchild (natural or adopted) of the Optionee, a trust or custodian for the benefit of any such child or grandchild, or any other legal entity created for the benefit of the children or grandchildren of the Optionee, which the Committee determines, in its sole discretion, is an appropriate holder of the Option consistent with the purposes and objectives of the Plan.  In the event of a Permitted Transferee’s death prior to the expiration of the Option, the person or persons to whom the Option is transferred by will of the Permitted Transferee or the laws of descent and distribution shall have all of the rights transferred to such Permitted Transferee hereunder, subject to the restrictions and performance of the obligations set forth herein.  In all respects, questions of interpretation and application of the Plan and of this Agreement shall be determined by a majority of the Committee, as may from time to time be constituted, and the determinations of such majority shall be final and binding upon all persons.

12.           Choice of Law; Exclusive Forum; Consent to Jurisdiction; Waiver of Right to Contest Removal and to Jury Trial.  The validity, performance and enforceability of this Agreement shall be determined and governed by the laws of the State of Texas, without regard to its conflict of laws principles. The exclusive forum for any action concerning this Agreement or the transactions contemplated hereby shall be in a court of competent jurisdiction in Dallas County, Texas, with respect to a state court, or the Dallas Division of the United States District Court for the Northern District of Texas, with respect to a federal court.  OPTIONEE HEREBY CONSENTS TO THE EXERCISE OF JURISDICTION OF A COURT IN THE EXCLUSIVE FORUM AND WAIVES ANY RIGHT HE OR SHE MAY HAVE TO CHALLENGE OR CONTEST THE REMOVAL AT ANY TIME BY THE CORPORATATION TO FEDERAL COURT OF ANY SUCH ACTION HE OR SHE MAY BRING AGAINST IT IN STATE COURT.  OPTIONEE AND THE CORPORATION FURTHER HEREBY MUTUALLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION CONCERNING THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

EXECUTED at Dallas, Texas, as of the date appearing in the first paragraph of this Agreement.

THE NEIMAN MARCUS GROUP, INC.

By:
Nelson A. Bangs
Senior Vice President and General Counsel

, Optionee